UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  December 17, 2013

WPCS INTERNATIONAL INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One East Uwchlan Avenue, Suite 301, Exton, PA 19341
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 903-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

WPCS International Incorporated (the “Company”) confidentially presented to certain holders (the “Note Holders”) of its senior secured convertible notes (as amended through the date hereof, the “Notes”) issued pursuant to a Securities Purchase Agreement dated as of December 4, 2012 in connection with restructuring of the Notes and compliance with Note Covenants certain financial and non-financial information related to the Company.  On November 4, 2013, the Notes were amended (the “Amendment”) and the Company agreed to file a Current Report on Form 8-K disclosing all material, non-public information delivered to any of the Note Holders in connection with the Amendment.

During November 2013, in response to a letter received from The NASDAQ Stock Market (“NASDAQ”) the Company submitted a plan to regain and sustain compliance with NASDAQ Listing Rule 5550(b)(1) (the “Plan”) which contained certain forward looking information.  Certain proposed actions described to NASDAQ in the Plan require Note Holders’ approval under the Notes.  The Plan, and forward looking information contained therein, was provided on a confidential basis to the Note Holders.  On November 14, 2013, the Company was notified that a NASDAQ Hearing Panel determined the Company had regained compliance with the continued listing standards and the Company’s common stock (“Common Stock”) would continue to be listed on NASDAQ.

The information disclosed under Item 7.01 herein, including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to Securities Act of 1933, as amended, except as expressly set forth in such filing.

Certain statements disclosed under Item 7.01 herein and in the exhibits hereto constitute “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available and were made as of the date provided, and may not be accurate as of the date hereof.  These forward looking statements are based upon current estimates and assumptions as existed on the date made and are subject to various risks and uncertainties, including without limitation those set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”), not limited to Risk Factors relating to its business contained therein. Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 3.02 Unregistered Sales of Equity Securities.
Item 3.03 Material Modification to Rights of Security Holders.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Bitcoin Business of the Company

On December 17, 2013, the Company entered into various agreements, as more fully described below, which are expected to add a new line of business and reporting segment to the Company’s existing operations. The Company has acquired BTX Trader, LLC, a Delaware limited liability company (“BTX”), which is a technology-based startup seeking to conduct business in the emerging Bitcoin industry. BTX is currently in early-stage beta testing of a cross-exchange trading technology platform that provides access to ninety percent of publicly available Bitcoin liquidity (the “BTX Technology”).   The technology enables users to make informed decisions by providing aggregated and curated market data from all major trading venues.

Overview of Bitcoin

Bitcoin is a digital or virtual currency that uses peer-to-peer technology to facilitate instant payments. Bitcoin is a type of alternative currency known as a cryptocurrency, which uses cryptography for security, making it difficult to counterfeit. Bitcoin issuance and transactions are carried out collectively by the network, with no central authority, and allows users to make secure, verified transfers.   We believe the market opportunities for Bitcoin are poised for significant growth in the future.  Bitcoin is an accepted form of payment by a growing, but still number of businesses, while governments and regulators are beginning to create more regulation and structure to legitimize it as a currency.  The opportunities as an asset class, a currency and a money transfer mechanism can make Bitcoin an important alternative in the financial currency space.

The total number of Bitcoins that will be issued is capped at 21 million to ensure they are not devalued by limitless supply. They are divisible to 8 decimal places.  Bitcoins exist only in digital form and can be bought with traditional currency through the internet.  Users store their Bitcoins in a digital wallet, while transactions are verified by a digital signature known as a public-encryption key. The first Bitcoin specification and proof-of-concept was published in 2009 by an individual or individuals under the pseudonym Satoshi Nakamoto. Bitcoins are created through a “mining” process that involves programmers solving complex math problems with the computers in this network; this process currently creates 25 Bitcoins every 10 minutes. The limit of 21 million is expected to be reached in the year 2140, after which the total number of Bitcoins will remain unchanged.

A basic premise underpinning the Bitcoin is that because it is decentralized and not issued by government, it is supposedly free from interference and manipulation, in stark contrast to the world’s fiat currencies. However, these same features confer significant disadvantages on the Bitcoin. Since it is a virtual currency, it cannot be stored in physical form. Bitcoin businesses are subject to substantial risks and uncertainties associated with any new and emerging business and technology, including regulatory uncertainty. While the business of BTX is initially not believed to be subject to government regulation as it relies principally upon activity involving other Bitcoin businesses, the Company intends to expand BTX’s activities in the Bitcoin industry in a manner that will likely subject certain aspects of the business to future governmental regulation.

Regulatory changes or actions may alter the nature of an investment in Bitcoins or restrict the use of Bitcoins in a manner that adversely affects BTX. Until recently, little or no regulatory attention has been directed toward Bitcoins by U.S. federal and state governments, foreign governments and self-regulatory agencies. As Bitcoins have grown in popularity and in market size, the U.S. Congress and certain U.S. agencies (e.g., FinCEN and the Federal Bureau of Investigation) have begun to examine the operations of Bitcoin networks, Bitcoin users and the Bitcoin market in general. Local state regulators such as the California Department of Financial Institutions and the New York State Department of Financial Services have also initiated examinations of Bitcoin. Additionally, a US federal magistrate judge in the U.S. District Court for the Eastern District of Texas has ruled that “Bitcoin is a currency or form of money,” although there is no indication yet whether other courts or federal or state regulators will follow the federal magistrate’s opinion. There is a possibility of future regulatory change altering, perhaps to a material extent, the nature of BTX’s business or the ability of the Company to continue to operate a Bitcoin business. Currently, neither the SEC nor the U.S. Commodity Futures Trading Commission has formally asserted regulatory authority over the Bitcoin trading and ownership. To the extent that Bitcoins are determined to be a security, commodity future or other regulated asset, or to the extent that a U.S. or foreign government or quasi-governmental agency exerts regulatory authority over the Bitcoin activities of the Company, or trading or ownership of Bitcoins, the Company may be adversely affected.

BTX Strategy

BTX was founded to focus on two product categories within the Bitcoin market; (i) trading systems; and (ii) exchanges.

BTX’s current business strategy is to continue to implement advanced trading algorithms for bitcoin traders.  BTX expects to generate revenue from the trading systems by offering users advanced Bitcoin trading algorithms and strategies that are not currently available.  The trading system is a cloud-hosted service that is in an early beta stage.  It incorporates some high-end features traders may be familiar with from other asset classes, including advanced charting, trading blotters, and consolidated level 2 order books.    BTX believes it is currently the only product that offers trading integration against the five current largest Bitcoin exchanges, allowing users to see liquidity across all platforms, route orders to the best platforms, and identify possible arbitrage opportunities across platforms.  Additionally, it allows users to place synthetic stop loss orders against those exchanges, to hedge against Bitcoin price volatility which we believe is a feature not available on any other current software.

BTX’s future strategy is to open a Bitcoin exchange to allow low-latency execution of trades in Bitcoin, where it expects to generate revenue on the inflows and outflows of Bitcoin trading.  BTX’s goal is to launch an exchange in the near future.  BTX’s model is to combine the best features of its competitors and provide features found nowhere else.  So, while other platforms may offer multi-exchange integration, BTX intends to route to more exchanges, and allow synthetic stop-loss orders on top of them.  BTX expects to initially launch in a jurisdiction where the regulations surrounding Bitcoin are clear, with a long-term strategy of moving into the United States, following a clearer understanding and development of the regulatory and compliance environment in the U.S.  The Company is committed to ensuring compliance in all jurisdictions that in may operate in Bitcoin exchange.

BTX Trader LLC Formation

BTX was formed in the state of Delaware on December 4, 2013.  In connection with the formation of BTX, certain investors who previously purchased Notes contributed an aggregate of (i) $439,408 of Notes, along with all rights under the related securities purchase agreement, security and pledge agreement and registration rights agreement (other than the Exchange Cap Allocation and Authorized Share Allocation, as such terms are defined in the Notes) (such $439,408 of Notes and certain related rights, the “Contributed Notes”) and (ii) $1,185,000 in cash, as their initial capital contributions to BTX.  On December 17, 2013, BTX purchased the BTX Technology and related intellectual property rights from Divya Thakur and Ilya Subkhankulov in consideration for (i) the assignment of the Contributed Notes and (ii) a secured promissory note in the principal amount of $500,000, which accrues interest a rate of 3.32% per annum and is due ten (10) years from the date of issuance (the “BTX Note”).  BTX’s obligations under the BTX Note are secured by the assets of BTX pursuant to a Security Agreement.

The foregoing is a summary description of BTX and its related transactions does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Limited Liability Company Agreement of BTX, the Form of Secured Note, the Securities Purchase Agreement among BTX, Divya Thakur and Ilya Subkhankulov and the Security Agreement among BTX, Divya Thakur and Ilya Subkhankulov, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.

New Securities Purchase Agreement

On December 17, 2013, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”) pursuant to which the Company sold an aggregate of 2,438 shares of its newly designated Series E Convertible Preferred Stock, $0.001 par value per share (the “Series E Preferred Stock”) and warrants (the “Warrants” and, collectively with the shares of Series E Preferred Stock, the “Securities”) to purchase up to an aggregate of 1,500,000 shares of Common Stock (the “Financing”).  As consideration for the purchase of the Securities, the Investors sold their collective interests in BTX to the Company, which such interests constituted 100% of the outstanding membership interests of BTX, causing BTX to become a wholly owned subsidiary of the Company (the “Acquisition”).

In connection with the Financing, (i) the Company entered into a registration rights agreement with the Investors (the "Registration Rights Agreement") and (ii) the Company entered into a voting agreement with its officers and directors to vote in favor of the Stockholder Approval (as hereinafter defined).

Each share of Series E Preferred Stock has a stated value of $1,000 and is convertible into shares of Common Stock equal to the stated value (and all accrued but unpaid dividends) divided by the conversion price of $3.50 per share (subject to adjustment in the event of stock splits and dividends).  The Series E Preferred Stock accrues dividends at a rate of 12% per annum, payable quarterly in arrears in cash or in kind, subject to certain conditions being met.  The Series E Preferred Stock contains a seven year “make-whole” provision such that if the Series E Preferred Stock is converted prior to the seventh anniversary of the date of original issuance, the holder will be entitled to receive the remaining amount of dividends that would accrued from the of the conversion until such seven year anniversary.  The Company is prohibited from effecting the conversion of the Series E Preferred Stock to the extent that, as a result of such conversion, the holder beneficially owns more than 9.99%, in the aggregate, of the issued and outstanding shares of the Company’s common stock calculated immediately after giving effect to the issuance of shares of common stock upon the conversion of the Series E Preferred Stock.

As part of the Purchase Agreement, (i) the Company agreed to waive any rights to compel the redemption of the Notes, (ii) the Note Holders waived provisions in the prior transaction documents prohibiting the payment of dividends, (iii) the Note Holders agreed that a default under the BTX Note would not constitute a default under the Notes, (iv) the Note Holders waived the default by the Company of its failure to disclose all material, non-public information in possession of the Note Holders by December 15, 2013 and (v) the Note Holders agreed to restrict their ability (individually and not in the aggregate) to convert their Notes or Preferred Stock and sell such shares of Common Stock issuable upon conversion of the Notes or Preferred Stock to a percentage of the aggregate trading volume of the Common Stock in excess of $5 million per day.

The Warrants have an initial exercise price of $5.00 per share (subject to adjustment in the event of stock splits and dividends)  and are exercisable on a “cashless” basis beginning six months after the date of issuance if there is not then an effective registration statement covering the resale of the shares of Common Stock underlying the Warrants.

Pursuant to the Purchase Agreement, the Company agreed to use its reasonable best efforts to obtain its stockholders’ approval at the next annual stockholder meeting or a special meeting of stockholders for (i) the increase of the number of shares of Common Stock authorized for issuance to 75,000,000 and (ii) the issuance of all of the securities issuable pursuant to the Purchase Agreement (“Stockholder Approval”). The Company agreed to seek to obtain Stockholder Approval by April 30, 2014. If, despite the Company’s reasonable best efforts Stockholder Approval is not obtained on or prior to April 30, 2014, the Company agreed to cause an additional annual stockholder meeting to be held annually at which Stockholder Approval will be sought (or if no Annual Meeting of stockholders of the Company is held in any given year, to seek such approval at a special meeting of stockholders of the Company in such given year) until such Stockholder Approval is obtained.

Neither the shares of Series E Preferred Stock nor the Warrants shall be convertible or exercisable, respectively, until Stockholder Approval is obtained.

Pursuant to the Registration Rights Agreement, the Company will agree to file a registration statement with the SEC, within 30 days following receipt of a request from a Buyer (or 45 days with respect to an underwritten offering), covering such shares of common stock issuable upon conversion of the Notes or exercise of the Warrants, as requested by the Buyers, and have such registration statement declared effective by the SEC within 90 days thereafter. The Company also agreed to notify the Buyers if the Company at any time proposes to register any of its securities under the Securities Act of 1933, as amended, and of such Buyers’ right to participate in such registration.

The foregoing description of the Acquisition, the Purchase Agreement, the Series E Preferred Stock, the Warrants and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, the Series E Certificate of Designation, the form of Warrant and Registration Rights Agreement, which are filed as Exhibits 10.4, 10.5, 3.1 and 4.1, respectively hereto, and which are incorporated herein by reference.

In connection with the Acquisition, BTX entered into employment agreements with each of Mr. Thakur and Mr. Subkhankulov (respectively, the “Thakur Employment Agreement” and the “Subkhankulov Employment Agreement”, and collectively, the “Employment Agreements”). Messrs. Thakur and Subkhankulov are the developers of the BTX Technology.

Under the terms of the Employment Agreements, Messrs. Thakur and Subkhankulov would serve as the Chief Technology Officer and Chief Operating Officer, respectively, of BTX.  Messrs. Thakur and Mr. Subkhankulov sold the BTX Technology to BTX immediately prior to the Acquisition.

Pursuant to the Thakur Employment Agreement, Mr. Thakur will serve as the Chief Technology Officer of BTX for a period of one (1) year, subject to renewal, in consideration for (i) a one-time signing bonus of $133,333 and (ii) an annual base salary of $170,000.  Mr. Thakur shall be eligible for an annual bonus if BTX meets certain criteria, as established by the Board of Directors of the Company, as BTX’s sole member.  Additionally, Mr. Thakur, at the sole discretion of the Company’s Board of Directors, may be entitled to receive options to purchase up to 5.33% of the outstanding Common Stock of the Company, under an incentive plan adopted by the Company and approved by its shareholders (the “Thakur Option Award”).  The Thakur Option Award, if and when issued, along with any other securities of the Company held by Mr. Thakur shall be subject to a two year lockup agreement, subject to certain leak-out provisions.  In the event Mr. Thakur’s employment is terminated without Cause or by Mr. Thakur with Good Reason (as such terms are defined in the Thakur Employment Agreement), Mr. Thakur shall be entitled to a lump sum payment equal to Mr. Thakur’s salary for the prior twelve (12) months.  Mr. Thakur shall be appointed as a director to the Company’s Board of Directors upon the completion of standard background checks and procedures to the satisfaction of the Board.

Divya Thakur, 28, graduated from the University of Toronto in 2007 with a Bachelor of Science degree in electrical engineering.  He worked as a software development engineer at Microsoft Corporation from 2007 to 2008, as a consultant at Goldman Sachs from 2011 through August 2013. Mr. Thakur was chosen to be a member of the Company’s Board of Directors based on his knowledge of the Bitcoin trading and software industry, the business focus of BTX, the Company’s new wholly owned subsidiary.

Pursuant to the Subkhankulov Employment Agreement, Mr. Subkhankulov will serve as the Chief Operating Officer of BTX for a period of one (1) year, subject to renewal, in consideration for (i) a one-time signing bonus of $66,667 and (ii) an annual base salary of $130,000.  Mr. Subkhankulov shall be eligible for an annual bonus if BTX meets certain criteria, as established by the Board of Directors of the Company, as BTX’s sole member.  Additionally, Mr. Subkhankulov, at the sole discretion of the Company’s Board of Directors, may be entitled to receive options to purchase up to 2.667% of the outstanding Common Stock of the Company, under an incentive plan adopted by the Company and approved by its shareholders (the “Subkhankulov Option Award”).  The Subkhankulov Option Award, if and when issued, along with any other securities of the Company held by Mr. Subkhankulov shall be subject to a two year lockup agreement, subject to certain leak-out provisions.  In the event Mr. Subkhankulov’s employment is terminated without Cause or by Mr. Subkhankulov with Good Reason (as such terms are defined in the Subkhankulov Employment Agreement), Mr. Subkhankulov shall be entitled to a lump sum payment equal to Mr. Subkhankulov’s salary for the prior twelve (12) months.

Ilya Subkhankulov, 24, graduated from The Johns Hopkins University with a Bachelor of Science degree in 2011, where he double majored in Applied Mathematics and Economics.  He worked as an analyst at Thomson Reuters from June 2011 through February 2012, and as an analyst at Goldman Sachs from February 2012 through August 2013.

In addition, the Company entered into standard indemnification agreements (“Indemnification Agreements”) with Messrs. Thakur and Subkhankulov whereby the Company agreed to indemnify them for serving as officers of BTX and Mr. Thakur for serving as a director of the Company. The foregoing is a summary description of the Employment Agreements and Indemnification Agreements and does not purport to be complete and is qualified in its entirety by reference to the Employment Agreements and Indemnification Agreements, which are filed as Exhibits 10.7 hereto and incorporated by reference herein.

Neither Mr. Thakur nor Mr. Subkhankulov has any family relationship with any other executive officers or directors of the Company.  Except as disclosed herein, there are no arrangements or understandings between either Mr. Thakur or Mr. Subkhankulov and any other person pursuant to which such person was appointed as an officer or director of the Company.  There have been no related party transactions in the past two years in which the Company or any of its subsidiaries was or is to be a party, in which either Mr. Thakur or Mr. Subkhankulov has, or will have, a direct or indirect material interest, other than as described herein.

The transactions did not involve any underwriters, underwriting discounts or commissions, or any public offering.  The issuance of these securities was deemed to be exempt from the registration requirements of the Securities Act by virtue of Section 4(a)(2) and Rule 506 thereunder, thereof, as a transaction by an issuer not involving a public offering.

Item 7.01 Regulation FD Disclosure.

The Company has periodically provided to Note Holders confidential information concerning the Company.  The purpose of this filing is to publicly disseminate in accordance with Regulation FD the information provided to the Note Holders that has not previously been publicly release.  Investors should place no reliance on the information contained herein or in the exhibits hereto.  The attached Exhibits reflect the current versions of reports previously provided and are believed to constitute all the material non-public disclosures referenced above, that have been provided to the Note Holders prior to the date of this Report.  The Company has attached the following to this Current Report in order to disseminate all such information, which are attached as Exhibits 99.1 – 99.5, respectively, hereto:

1.	Collateral Account Reconciliation for the week of December 12, 2013.
2.	Weekly Disbursement Report dated December 12, 2013.
3.	Borrowing Base Calculation December 10, 2013.
4.	Capitalization Table December 1, 2013.
5,	Cash and Receivables Forecast November 1, 2013.

On November 15, 2013, the Company issued a press release announcing the Panel’s determination that the Company has regained compliance and will continue to list the Company’s securities on The NASDAQ Stock Market.  Prior to the determination the Company submitted a Plan to regain compliance.  The Plan dated September 4, 2013, provided an overview of the Company and its operations.  The Plan included certain non-public information and is attached hereto as Exhibit 99.6.  In addition, the Company presented a power point presentation to NASDAQ which is attached hereto as Exhibit 99.7.

On December 17, 2013, the Company issued a press release announcing the Financing and Acquisition.  The press release is attached hereto as Exhibit 99.8.

The foregoing information is a summary of the matters described above, is not complete, and is qualified in its entirety by reference to the full text of such Exhibits, copies of which are attached hereto as exhibits Readers should review such Exhibits for a complete understanding of the information contained therein.

The information in this Item 7.01 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following is filed as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description

3.1
Certificate of Designations, Preferences and Rights of the Series E Convertible Preferred Stock of WPCS International Incorporated, filed with the Secretary of State of the State of Delaware on December 17, 2013

10.1	Amended and Restated Limited Liability Company Agreement of BTX Trader LLC
10.2	Securities Purchase Agreement between BTX Trader LLC and Divya Thakur and Ilya Subkhankulov dated December 17, 2013
10.3	Form of Secured Note
10.4	Security Agreement between BTX Trader LLC and Divya Thakur and Ilya Subkhankulov
10.5	Securities Purchase Agreement dated December 17, 2013
10.6	Form of Warrant
10.7	Registration Rights Agreement
10.8	Employment Agreement between BTX Trader LLC and Divya Thakur dated December 17, 2013
10.9	Employment Agreement between BTX Trader LLC and Ilya Subkhankulov dated December 17, 2013
10.10	Form of Lockup Agreement
10.11	Form of Voting Agreement
10.12	Indemnification Agreement between the Company and Divya Thakur dated December 17, 2013
10.13	Indemnification Agreement between the Company and Ilya Subkhankulov dated December 17, 2013
99.1	Collateral Account Reconciliation for the Week of December 13, 2013
99.2	Weekly Disbursement Report dated December 13, 2013
99.3	Borrowing Base Calculation dated December 10, 2013
99.4	Capitalization Table dated December 1, 2013
99.5	Cash and Receivables Forecast dated November 1, 2013
99.6	NASDAQ Submission dated October 22, 2013
99.7	NASDAQ Hearing PowerPoint Presentation
99.8	Press Release, issued by the Company on December 17, 2013

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WPCS INTERNATIONAL INCORPORATED

Date: December 17, 2013	By: /s/ JOSEPH HEATER
Joseph Heater
Chief Financial Officer